UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07704

Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California	94105
(Address of principal executive offices)	(Zip code)

Marie Chandoha

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: February 29, 2016

Item 1: Report(s) to Shareholders.

Annual report dated February 29, 2016, enclosed.
Schwab Fundamental Global Real Estate Index Fund

This wrapper is not part of the shareholder report.

Schwab Fundamental Global Real Estate Index Fund
Annual Report
February 29, 2016

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns for the 12 Months Ended February 29, 2016
Schwab Fundamental Global Real Estate Index Fund (Ticker Symbol: SFREX)	-8.92% [1]
Russell Fundamental Global Select Real Estate Index (Net)[2]	-9.20%
Fund Category: Morningstar Global Real Estate	-9.81%
Performance Details	pages 6-7

Minimum Initial Investment[3]	$100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance quoted would be lower.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
Index ownership—“Russell Fundamental Global Select Real Estate Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Global Real Estate Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
[1]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semi-annual reports.
[2]	The total return cited for the index is calculated net of foreign withholding taxes.
[3]	Please see the fund's prospectus for further detail and eligibility requirements.
Schwab Fundamental Global Real Estate Index Fund1

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.
Dear Shareholder,
Over the past year, most investment asset classes faced some significant headwinds. China’s decelerating economy, falling oil prices, and the Federal Reserve’s move to begin raising short-term interest rates were among several notable events that affected investing over the past year. Global real estate was not immune to these events. For the 12-month period ended February 29, 2016, these economic headwinds weighed on the holdings of the Schwab Fundamental Global Real Estate Index Fund, though the fund outperformed its comparative index.
Real estate investments can be a valuable addition to an investor’s portfolio, as they can complement traditional assets such as stocks and bonds. This is because of what’s known as their “low correlation.” An asset with a low correlation to other investments in a portfolio may help reduce overall portfolio risk and increase returns while dampening volatility. While the prices of real estate and stocks have moved in closer harmony over the past year, this is the exception and not the norm. Residential real estate prices in the U.S. offer a case in point: Home prices rose in 14 of the 15 past U.S. equity bear markets.
If single-country real estate funds offer a degree of portfolio diversification, globally-oriented real estate funds arguably take it a step further by spreading risk among many global real estate markets. This approach makes fund holdings generally less susceptible to single factors, since their prices depend in part on local demand. A global orientation can also provide access to markets that are developing more rapidly than others. This is an important
Asset Class Performance Comparison % returns during the 12 months ended 2/29/2016

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
2Schwab Fundamental Global Real Estate Index Fund

From the President continued

For the 12-month period ended February 29, 2016, these economic headwinds weighed on the holdings of the Schwab Fundamental Global Real Estate Index Fund, though the fund outperformed its comparative index.

consideration, given that developed markets are contributing less to global gross domestic product than they have in the past.
At Charles Schwab Investment Management, our goal is to provide foundational products with consistent performance that help investors to build diversified portfolios. The Schwab Fundamental Global Real Estate Index Fund represents an important part of our product line-up and offers shareholders exposure to global real estate securities in the U.S., developed international and emerging markets.
We believe Fundamental Index funds can be an effective complement to traditional market-capitalization weighted and active management strategies. Fundamental Index funds may hold many of the same stocks as their market-cap weighted counterparts, but they likely do so in different proportions. This is because Fundamental Index funds rely on objective non-price measures such as adjusted sales, retained cash flow, and dividends plus buybacks, rather than market capitalization when determining the weight of a security. As a result, Fundamental Index funds tend to outperform when investors are focused on value, and lag when the biggest companies are leading the market. While this latter dynamic helps explain the performance of the Schwab Fundamental Global Real Estate Index Fund over the reporting period, we believe the fund is positioned to perform well when the market is less dependent on the biggest names.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Fundamental Global Real Estate Index Fund, please continue reading this report or visit our website at www.csimfunds.com. We are also happy to hear from you at 1-800-435-4000.
Sincerely,

Schwab Fundamental Global Real Estate Index Fund3

The Investment Environment
Over the 12-month reporting period ended February 29, 2016, many markets generated disappointing returns as heightened volatility continued around the globe. Low and sub-zero interest rates, stalling global economic growth, and sharp selloffs in oil and commodities were large drivers of markets fluctuations, where volatility has become the new normal.
The S&P 500® Index, a bellwether for the overall U.S. stock market, returned -6.19% for the reporting period. Outside the U.S., the MSCI EAFE Index (Net), a broad measure of developed international equity performance, and the MSCI Emerging Markets (Net) Index, returned -15.18% and -23.41%, respectively. In general, real estate securities also generated negative returns, but fared better than equities overall. The Dow Jones U.S. Select REIT Index returned -3.32% for the reporting period, and the FTSE EPRA/NAREIT Global Index (Net), representing general trends in eligible real estate securities worldwide, returned -9.38%.
In the U.S., speculation surrounding a potential rise in short-term interest rates was a significant contributor to investor uncertainty during 2015. After leaving rates in the target range of 0.00% to 0.25% at both its September and October meetings, the Federal Reserve (the Fed) raised the federal funds rate to a range of 0.25% to 0.50% in December. Though inflation remained below the target of 2%, the Fed cited strengthening economic indicators and expanding economic activity as support for this rate increase. Concerns about when a rate hike would occur, as well as the timing of subsequent rate hikes, weighed on U.S. real estate securities in the first part of the reporting period. Many investors feared this rate increase would cause borrowing costs to rise significantly for both residential and commercial real estate. However, many U.S. real estate securities were able to rally slightly in early 2016 as the likelihood of additional interest rate hikes in the near future decreased.
As the U.S. took additional steps toward a tighter monetary policy, many other central banks, including the People’s Bank of China, the European Central Bank (the ECB), and the Bank of Japan, took the opposite approach and increased their accommodative policy measures. This divergence in monetary policies between the Fed and central banks outside the U.S. supported a strong U.S. dollar, which weighed on international stocks by reducing returns in U.S. dollar terms. And though U.S. economic growth remains unsteady by some standards, these policy differences also highlighted the relative strength of the U.S. economy compared to other economies around the world.
With weak global growth, most real estate securities lost ground over the reporting period. In Brazil, high inflation and unemployment negatively affected consumer confidence, leading to significant declines in property prices. In Europe, the ECB’s new easy monetary measures fell short of expectations and did little to support eurozone real estate securities, while rising property prices in the United Kingdom were overshadowed by the threat of departure from the European Union. Most markets, not just those in Asia, were negatively affected by China’s decelerating economy and currency devaluation in August, and volatility continued as a result.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
4Schwab Fundamental Global Real Estate Index Fund

Fund Management
Agnes Hong, CFA, Vice President and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab's passive equity funds and ETFs, which comprise the Schwab Equity Index Funds, the Schwab Fundamental Index Funds, and the Schwab Equity ETFs. She also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.
Schwab Fundamental Global Real Estate Index Fund5

Schwab Fundamental Global Real Estate Index Fund
The Schwab Fundamental Global Real Estate Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Global Select Real Estate Index (the index). The index measures the performance of real estate companies, including real estate investment trusts (REITs), in U.S. and non-U.S. markets, including developed and emerging markets. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Global real estate securities produced negative returns for the reporting period as concerns lingered about China’s economic slowdown and weak global economic growth. Speculation about the timing of a Federal Reserve rate hike contributed to increased market volatility, though generally improving economic indicators in the U.S. led the Federal Reserve to raise short-term interest rates in December. Meanwhile, central banks outside the U.S. stepped up accommodative monetary policy measures to stimulate growth and combat threats of deflation. Diverging central bank policies contributed to a strong U.S. dollar, which generally reduced returns on overseas investments in U.S. dollar terms. Within the index, no country had positive returns.
Performance. The fund closely tracked the index for the 12-month reporting period ended February 29, 2016. The fund returned -8.92%, while the index returned -9.20%1 for the reporting period.
Contributors and Detractors. Real estate securities from the U.S. were among the biggest detractors from the total return of both the index and the fund, in part due to the large average weight of this country. These securities represented an average weight of approximately 44% of the fund’s investments and returned approximately -5%. One example from this market is HCP, Inc., a fully integrated REIT that invests primarily in real estate serving the U.S. healthcare industry. The fund’s holdings of HCP, Inc. returned approximately -26% for the reporting period. Real estate securities from Hong Kong also performed poorly, representing an average weight of approximately 8% of the fund’s investments and returning approximately -21% in U.S. dollar terms.
Swedish real estate securities detracted the least from the total return of the fund. Real estate securities from Sweden represented an average weight of less than 1% of the fund’s investments and returned approximately -2% in U.S. dollar terms for the reporting period. One example from this market is L E Lundbergforetagen publ AB, a Sweden-based investment company. The fund’s holdings of L E Lundbergforetagen publ AB returned approximately 6% in U.S. dollar terms. Real estate securities from Germany were also among the smallest detractors from the total return of the fund. German real estate securities represented an average weight of less than 1% of the fund’s investments and returned approximately -7% in U.S. dollar terms.
As of 02/29/16:
Statistics
Number of Holdings	246
Weighted Average Market Cap (millions)	$12,741
Price/Earnings Ratio (P/E)	13.8
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	26%
Industry Weightings % of Investments
Retail REITs	20.0%
Diversified Real Estate Activities	15.8%
Diversified REITs	10.8%
Office REITs	10.7%
Specialized REITs	9.0%
Real Estate Development	9.0%
Residential REITs	6.3%
Health Care REITs	5.3%
Real Estate Operating Companies	4.4%
Industrial REITs	3.3%
Hotel & Resort REITs	2.7%
Real Estate Services	1.6%
Homebuilding	0.3%
Multi-Sector Holdings	0.2%
Industrial Conglomerates	0.1%
Other Investment Company	0.3%
Short-term Investments	0.2%
Total	100.0%
Top Holdings % of Net Assets[2]
Simon Property Group, Inc.	3.2%
Daito Trust Construction Co., Ltd.	2.3%
Mitsui Fudosan Co., Ltd.	2.0%
Unibail-Rodamco SE	2.0%
Westfield Corp.	1.8%
Mitsubishi Estate Co., Ltd.	1.8%
Public Storage	1.8%
Equity Residential	1.5%
American Tower Corp.	1.5%
Stockland	1.5%
Total	19.4%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.
[2]	This list is not a recommendation of any security by the investment adviser.
6Schwab Fundamental Global Real Estate Index Fund

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of 02/29/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
October 22, 2014 – February 29, 2016
Performance of Hypothetical
$10,000 Investment1

Total Returns1,2
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab Fundamental Global Real Estate Index Fund (10/22/14)	-8.92% [3]	-0.89%
Russell Fundamental Global Select Real Estate Index (Net)[4]	-9.20%	-0.98%
FTSE EPRA/NAREIT Global Index (Net)[4]	-9.38%	-1.09%
Fund Category: Morningstar Global Real Estate	-9.81%	-1.65%
Fund Expense Ratios5: Net 0.49%; Gross 0.69%

Country Weightings % of Investments
United States	44.4%
Japan	14.4%
Australia	8.6%
China	7.1%
Hong Kong	6.4%
France	4.8%
United Kingdom	3.1%
Singapore	2.6%
Other	8.6%
Total	100.0%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance quoted would be lower.
For index definitions, please see the Glossary.
The fund's performance relative to the index may be affected by fair value pricing, see financial note 2 for more information.
Small-company stocks are subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership — “Russell Fundamental Global Select Real Estate Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Global Real Estate Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns may have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semi-annual reports.
[4]	The total return cited for the index is calculated net of foreign withholding taxes.
[5]	As stated in the fund's prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the reporting period, refer to the Financial Highlights section of the financial statements.
Schwab Fundamental Global Real Estate Index Fund7

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2015 and held through February 29, 2016.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 9/1/15	Ending Account Value (Net of Expenses) at 2/29/16	Expenses Paid During Period[2] 9/1/15–2/29/16
Schwab Fundamental Global Real Estate Index Fund
Actual Return	0.49%	$1,000.00	$1,011.30	$ 2.45
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.46	$2.46
[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 182 days of the period, and divided by the 366 days of the fiscal year.
8Schwab Fundamental Global Real Estate Index Fund

Schwab Fundamental Global Real Estate Index Fund
Financial Statements
Financial Highlights
	3/1/15– 2/29/16	10/22/14 [1]– 2/28/15
Per-Share Data
Net asset value at beginning of period	$10.74	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.27	0.10
Net realized and unrealized gains (losses)	(1.21)	0.75
Total from investment operations	(0.94)	0.85
Less distributions:
Distributions from net investment income	(0.27)	(0.11)
Distributions from net realized gains	—	(0.00) [3]
Total distributions	(0.27)	(0.11)
Net asset value at end of period	$9.53	$10.74
Total return	(8.91%)	8.57% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.50% [5]	0.13% [6],[7]
Gross operating expenses	0.89%	2.58% [6]
Net investment income (loss)	2.65%	2.62% [6]
Portfolio turnover rate	26%	4% [4]
Net assets, end of period (x 1,000,000)	$84	$105

Commencement of operations.

Calculated based on the average shares outstanding during the period.

Amount is less than $0.005.

Not annualized.

The ratio of net operating expenses would have been 0.49%, if certain non-routine expenses had not been incurred.

Annualized (except for offering costs on the gross operating expenses ratio).

The ratio presented for period ended 2/28/15 is a blended ratio.
See financial notes    9

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings  as of February 29, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.6%	Common Stock	89,443,604	83,508,286
0.3%	Other Investment Company	257,000	269,340
0.2%	Short-Term Investments	171,620	171,620
100.1%	Total Investments	89,872,224	83,949,246
(0.1%)	Other Assets and Liabilities, Net		(60,267)
100.0%	Net Assets		83,888,979

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets
Australia 8.5%
Real Estate 8.5%
Charter Hall Retail REIT	35,021	107,468
Dexus Property Group	93,028	498,513
Goodman Group	108,136	498,930
Investa Office Fund	54,324	153,472
LendLease Group	96,497	894,512
Mirvac Group	473,792	616,755
Scentre Group	216,241	672,332
Stockland	419,403	1,244,686
The GPT Group	137,203	480,476
Vicinity Centres	184,128	407,652
Westfield Corp.	214,660	1,526,670
		7,101,466
Austria 0.2%
Real Estate 0.2%
IMMOFINANZ AG *	92,964	189,079
Belgium 0.4%
Real Estate 0.4%
Befimmo S.A.	1,858	103,721
Cofinimmo S.A.	1,909	209,349
		313,070
Brazil 0.8%
Consumer Durables & Apparel 0.3%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	112,337	229,399
Security	Number of Shares	Value ($)
Real Estate 0.5%
BR Malls Participacoes S.A.	59,379	199,037
BR Properties S.A.	48,148	94,964
Multiplan Empreendimentos Imobiliarios S.A.	8,961	104,906
		398,907
		628,306
Canada 2.0%
Real Estate 2.0%
Artis Real Estate Investment Trust	7,553	69,222
Boardwalk Real Estate Investment Trust	2,980	109,024
Canadian Apartment Properties REIT	3,891	82,450
Canadian Real Estate Investment Trust	3,797	116,576
Colliers International Group, Inc.	2,369	81,418
Cominar Real Estate Investment Trust	10,693	120,761
Dream Office Real Estate Investment Trust	8,019	117,114
First Capital Realty, Inc.	11,110	160,943
Granite Real Estate Investment Trust	5,448	154,018
H&R Real Estate Investment Trust	12,571	174,489
RioCan Real Estate Investment Trust	17,299	327,824
Smart Real Estate Investment Trust	6,889	163,849
		1,677,688
China 7.1%
Real Estate 7.1%
Agile Property Holdings Ltd.	678,000	312,800
Beijing Capital Land Ltd., Class H	153,267	54,374
China Jinmao Holdings Group Ltd.	522,000	130,168
China Merchants Shekou Industrial Zone Co., Ltd., Class A *(b)	51,022	108,557
China Overseas Land & Investment Ltd.	322,000	955,735
China Resources Land Ltd.	162,000	386,354
China Vanke Co., Ltd., Class H	124,500	280,370
Country Garden Holdings Co., Ltd.	959,000	348,852
Dalian Wanda Commercial Properties Co., Ltd., Class H (a)	21,000	86,126
Evergrande Real Estate Group Ltd.	768,000	501,201
Greentown China Holdings Ltd. *	294,000	234,936
Guangzhou R&F Properties Co., Ltd., Class H	351,200	414,348
Kerry Properties Ltd.	107,000	250,967
KWG Property Holding Ltd.	204,500	120,379

10    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Longfor Properties Co., Ltd.	130,500	160,177
New World China Land Ltd.	148,000	141,145
Poly Property Group Co., Ltd.	548,000	149,284
Shenzhen Investment Ltd.	252,000	91,358
Shimao Property Holdings Ltd.	215,500	278,504
Shui On Land Ltd.	582,500	145,955
Sino-Ocean Land Holdings Ltd.	500,000	218,445
SOHO China Ltd.	629,000	282,061
Sunac China Holdings Ltd.	260,000	167,121
Yuexiu Property Co., Ltd.	1,022,000	143,111
		5,962,328
France 4.8%
Real Estate 4.8%
Fonciere Des Regions	5,615	460,228
Gecina S.A.	2,815	348,202
ICADE	5,700	396,882
Klepierre	13,771	573,387
Mercialys S.A.	7,645	168,084
Nexity S.A.	9,172	423,413
Unibail-Rodamco SE	6,802	1,692,352
		4,062,548
Germany 0.8%
Real Estate 0.8%
Deutsche Euroshop AG	3,485	146,896
Deutsche Wohnen AG	4,485	118,401
LEG Immobilien AG *	1,314	107,398
Vonovia SE	8,862	275,243
		647,938
Hong Kong 6.4%
Real Estate 6.4%
China South City Holdings Ltd.	284,000	56,231
Great Eagle Holdings Ltd.	35,000	101,926
Hang Lung Group Ltd.	84,000	218,620
Hang Lung Properties Ltd.	144,000	252,668
Henderson Land Development Co., Ltd.	45,500	245,670
Hongkong Land Holdings Ltd.	76,000	445,979
Hopewell Holdings Ltd.	19,500	59,900
Hysan Development Co., Ltd.	33,000	130,637
New World Development Co., Ltd.	628,000	526,305
Sino Land Co., Ltd.	274,000	380,204
Sun Hung Kai Properties Ltd.	84,000	941,667
Swire Properties Ltd.	70,400	180,896
The Link REIT	115,500	650,911
The Wharf Holdings Ltd.	139,000	697,250
Wheelock & Co., Ltd.	117,000	461,756
		5,350,620
India 0.1%
Real Estate 0.1%
DLF Ltd.	77,114	100,067
Security	Number of Shares	Value ($)
Italy 0.1%
Real Estate 0.1%
Beni Stabili S.p.A	156,791	100,389
Japan 14.5%
Real Estate 14.5%
Advance Residence Investment Corp.	97	233,756
Aeon Mall Co., Ltd.	14,800	209,780
Daikyo, Inc.	70,000	110,983
Daito Trust Construction Co., Ltd.	14,400	1,950,322
Frontier Real Estate Investment Corp.	32	146,336
Fukuoka REIT Corp.	53	91,220
Japan Excellent, Inc.	131	180,162
Japan Logistics Fund, Inc.	40	86,787
Japan Prime Realty Investment Corp.	62	254,648
Japan Real Estate Investment Corp.	93	561,280
Japan Retail Fund Investment Corp.	207	471,861
Kenedix Office Investment Corp.	34	197,425
Leopalace21 Corp. *	57,300	332,461
Mitsubishi Estate Co., Ltd.	81,000	1,504,684
Mitsui Fudosan Co., Ltd.	74,000	1,719,564
Mori Trust Sogo REIT, Inc.	63	112,653
Nippon Accommodations Fund, Inc.	33	120,921
Nippon Building Fund, Inc.	114	676,127
Nippon Prologis REIT, Inc.	41	86,983
Nomura Real Estate Holdings, Inc.	25,800	461,797
NTT Urban Development Corp.	14,200	138,508
Orix JREIT, Inc.	149	226,503
Premier Investment Corp.	75	94,318
Relo Holdings, Inc.	1,300	159,350
Sumitomo Realty & Development Co., Ltd.	36,000	989,942
Tokyo Tatemono Co., Ltd.	21,100	243,549
Tokyu Fudosan Holdings Corp.	60,400	381,858
Top REIT, Inc.	26	100,370
United Urban Investment Corp.	180	283,004
		12,127,152
Netherlands 0.6%
Real Estate 0.6%
Eurocommercial Properties N.V. CVA	3,741	156,543
NSI N.V.	19,000	79,897
Vastned Retail N.V.	3,156	134,884
Wereldhave N.V.	3,400	172,330
		543,654

See financial notes    11

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Singapore 2.5%
Real Estate 2.5%
Ascendas Real Estate Investment Trust	164,800	283,544
CapitaLand Commercial Trust Ltd.	156,400	159,005
CapitaLand Ltd.	236,400	500,658
CapitaLand Mall Trust	183,800	286,040
Global Logistic Properties Ltd.	120,200	151,128
Mapletree Greater China Commercial Trust	123,200	79,693
Mapletree Industrial Trust	68,700	75,464
Mapletree Logistics Trust	97,100	67,294
Suntec Real Estate Investment Trust	137,600	163,313
UOL Group Ltd.	54,100	217,714
Wing Tai Holdings Ltd.	69,100	76,634
Yanlord Land Group Ltd.	100,400	75,705
		2,136,192
South Africa 0.9%
Real Estate 0.9%
Emira Property Fund Ltd.	80,714	76,262
Growthpoint Properties Ltd.	239,619	364,645
Redefine Properties Ltd.	273,256	176,565
SA Corporate Real Estate Fund Nominees Pty Ltd.	366,391	105,457
		722,929
Sweden 1.0%
Diversified Financials 0.3%
LE Lundbergfortagen AB, B Shares	4,103	206,685
Real Estate 0.7%
Castellum AB	16,521	249,451
Fabege AB	10,112	156,403
Kungsleden AB	20,035	134,160
Wihlborgs Fastigheter AB	4,239	83,509
		623,523
		830,208
Switzerland 0.4%
Real Estate 0.4%
Allreal Holding AG - Reg'd *	1,010	134,633
Swiss Prime Site AG - Reg'd *	2,630	219,369
		354,002
Taiwan 0.8%
Real Estate 0.8%
Chong Hong Construction Co., Ltd.	71,800	92,394
Farglory Land Development Co., Ltd.	124,000	126,904
Highwealth Construction Corp.	164,700	162,195
Huaku Development Co., Ltd.	65,000	101,719
Security	Number of Shares	Value ($)
Radium Life Tech Co., Ltd. *	197,827	61,057
Ruentex Development Co., Ltd.	104,000	140,613
		684,882
United Arab Emirates 0.5%
Real Estate 0.5%
Emaar Properties PJSC	251,717	400,467
United Kingdom 3.1%
Real Estate 3.1%
Derwent London plc	3,022	126,961
Hammerson plc	52,322	397,847
Intu Properties plc	78,388	325,637
Land Securities Group plc	52,739	736,940
Savills plc	14,318	130,443
Segro plc	70,200	404,399
Shaftesbury plc	8,005	95,342
The British Land Co., plc	39,842	363,548
		2,581,117
United States 44.1%
Real Estate 44.1%
Alexandria Real Estate Equities, Inc.	3,841	304,054
American Campus Communities, Inc.	6,769	296,279
American Tower Corp.	13,751	1,267,842
Apartment Investment & Management Co., Class A	9,139	334,579
AvalonBay Communities, Inc.	4,572	784,738
Boston Properties, Inc.	7,974	910,152
Brandywine Realty Trust	19,103	235,158
Brixmor Property Group, Inc.	7,066	165,556
Camden Property Trust	5,662	423,178
CBL & Associates Properties, Inc.	20,600	237,518
CBRE Group, Inc., Class A *	13,431	341,282
Columbia Property Trust, Inc.	16,965	343,881
Corporate Office Properties Trust	10,577	247,502
Corrections Corp. of America	24,080	696,634
Crown Castle International Corp.	8,402	726,773
CubeSmart	3,312	99,029
DCT Industrial Trust, Inc.	5,119	185,257
DDR Corp.	14,713	246,149
DiamondRock Hospitality Co.	16,528	147,099
Digital Realty Trust, Inc.	9,805	775,281
Douglas Emmett, Inc.	8,574	230,126
Duke Realty Corp.	23,069	477,067
DuPont Fabros Technology, Inc.	2,677	95,435
EastGroup Properties, Inc.	2,371	128,579
EPR Properties	4,232	263,357
Equinix, Inc.	1,529	464,342
Equity Commonwealth *	16,271	433,297
Equity LifeStyle Properties, Inc.	3,318	232,791
Equity One, Inc.	4,239	116,191
Equity Residential	17,180	1,279,738
Essex Property Trust, Inc.	1,535	321,245
Extra Space Storage, Inc.	2,678	219,998
Federal Realty Investment Trust	3,102	459,282

12    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Forest City Realty Trust, Inc., Class A *	3,824	71,318
Franklin Street Properties Corp.	10,048	95,557
General Growth Properties, Inc.	25,799	709,989
Government Properties Income Trust	7,367	109,326
Gramercy Property Trust	10,864	82,023
HCP, Inc.	34,098	1,008,619
Healthcare Realty Trust, Inc.	8,000	232,080
Healthcare Trust of America, Inc., Class A	6,602	183,602
Hersha Hospitality Trust	3,876	78,024
Highwoods Properties, Inc.	7,557	329,107
Hospitality Properties Trust	21,706	527,022
Host Hotels & Resorts, Inc.	59,909	917,207
Investors Real Estate Trust	14,649	89,945
Iron Mountain, Inc.	36,697	1,078,158
Jones Lang LaSalle, Inc.	3,277	334,483
Kilroy Realty Corp.	3,561	193,255
Kimco Realty Corp.	25,391	679,209
LaSalle Hotel Properties	6,550	159,493
Lexington Realty Trust	24,031	186,000
Liberty Property Trust	14,935	431,323
Mack-Cali Realty Corp.	20,996	417,820
Medical Properties Trust, Inc.	9,992	115,607
Mid-America Apartment Communities, Inc.	3,344	300,759
National Retail Properties, Inc.	6,500	285,870
Omega Healthcare Investors, Inc.	6,484	207,877
Pennsylvania Real Estate Investment Trust	6,326	121,206
Piedmont Office Realty Trust, Inc., Class A	24,621	452,288
Post Properties, Inc.	2,644	147,350
Prologis, Inc.	21,827	839,466
PS Business Parks, Inc.	1,471	135,053
Public Storage	5,944	1,482,969
Realogy Holdings Corp. *	8,076	258,190
Realty Income Corp.	7,500	439,050
Regency Centers Corp.	5,550	391,719
Retail Properties of America, Inc., Class A	22,316	327,822
RLJ Lodging Trust	8,488	177,993
Ryman Hospitality Properties, Inc.	3,558	170,321
Sabra Health Care REIT, Inc.	6,567	130,782
Senior Housing Properties Trust	22,548	351,974
Simon Property Group, Inc.	14,099	2,675,003
SL Green Realty Corp.	3,362	296,461
Sovran Self Storage, Inc.	1,512	160,937
Spirit Realty Capital, Inc.	9,092	97,194
Sun Communities, Inc.	1,976	133,439
Sunstone Hotel Investors, Inc.	8,127	104,838
Tanger Factory Outlet Centers, Inc.	6,024	193,250
Taubman Centers, Inc.	3,644	258,068
The Geo Group, Inc.	8,109	235,485
The Macerich Co.	7,032	556,091
UDR, Inc.	13,510	463,798
Ventas, Inc.	22,181	1,234,816
Vornado Realty Trust	13,134	1,134,252
Security	Number of Shares	Value ($)
Washington Real Estate Investment Trust	7,962	205,977
Weingarten Realty Investors	9,872	347,791
Welltower, Inc.	14,934	952,491
WP Carey, Inc.	3,617	205,048
		36,994,184
Total Common Stock
(Cost $89,443,604)		83,508,286

Other Investment Company 0.3% of net assets
Equity Fund 0.3%
United States 0.3%
SPDR Dow Jones Global Real Estate ETF	6,000	269,340
Total Other Investment Company
(Cost $257,000)		269,340
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.2% of net assets
Time Deposits 0.2%
Brown Brothers Harriman
Canadian Dollar
0.05%, 03/01/16	2,480	1,833
Euro
(0.31%), 03/01/16	1,411	1,535
Great British Pound
0.08%, 03/01/16	1,422	1,979
Hong Kong Dollar
0.01%, 03/01/16	17,601	2,263
Japanese Yen
(0.13%), 03/01/16	222,026	1,969
Singapore Dollar
0.10%, 03/01/16	17,422	12,391
South African Rand
6.15%, 03/01/16	16,367	1,031
Swedish Krona
(0.76%), 03/01/16	7,543	881
Swiss Franc
(1.00%), 03/01/16	48	49
National Australia Bank
Australian Dollar
0.98%, 03/01/16	169,751	121,160
Sumitomo Mitsui Banking Corp.
U.S. Dollar
0.15%, 03/01/16	26,529	26,529
Total Short-Term Investments
(Cost $171,620)		171,620

End of Investments.

At 02/29/16, the tax basis cost of the fund's investments was $91,008,458 and the unrealized appreciation and depreciation were $4,037,301 and ($11,096,513), respectively, with a net unrealized depreciation of ($7,059,212).

See financial notes    13

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings continued
As of 02/29/16, the values of certain foreign securities held by the fund aggregating $43,964,918 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $86,126 or 0.1% of net assets.
(b)	Illiquid security. At the period end, the value of these amounted to $108,557 or 0.1% of net assets.

CVA —	Dutch Certificate
ETF —	Exchange-traded fund
Reg'd —	Registered
REIT —	Real Estate Investment Trust
SPDR —	Standard & Poor's Depositary Receipts

The following is a summary of the inputs used to value the fund's investments as of February 29, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$—	$37,891,778	$—	$37,891,778
Brazil [1]	628,306	—	—	628,306
Canada [1]	1,677,688	—	—	1,677,688
China
Real Estate	108,557	5,853,771	—	5,962,328
Switzerland
Real Estate	134,633	219,369	—	354,002
United States[1]	36,994,184	—	—	36,994,184
Other Investment Company	269,340	—	—	269,340
Short-Term Investments[1]	—	171,620	—	171,620
Total	$39,812,708	$44,136,538	$—	$83,949,246
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $1,316,260 and $184,901 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended February 29, 2016. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 during the period.
14    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Statement of
Assets and Liabilities
As of February 29, 2016
Assets
Investments, at value (cost $89,872,224)		$83,949,246
Foreign currency, at value (cost $10,806)		10,904
Receivables:
Investments sold		18
Dividends		96,282
Fund shares sold		22,525
Foreign tax reclaims		8,248
Prepaid expenses	+	10,665
Total assets		84,097,888
Liabilities
Payables:
Investment adviser and administrator fees		1,111
Shareholder service fees		1,647
Independent trustees' fees		535
Fund shares redeemed		113,935
Accrued expenses	+	91,681
Total liabilities		208,909
Net Assets
Total assets		84,097,888
Total liabilities	–	208,909
Net assets		$83,888,979
Net Assets by Source
Capital received from investors		90,528,396
Distributions in excess of net investment income		(28,957)
Net realized capital losses		(688,117)
Net unrealized capital depreciation		(5,922,343)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$83,888,979		8,804,846		$9.53

See financial notes    15

Schwab Fundamental Global Real Estate Index Fund
Statement of
Operations
For the period March 1, 2015 through February 29, 2016
Investment Income
Dividends (net of foreign withholding tax of $172,400)		$3,043,133
Interest	+	177
Total investment income		3,043,310
Expenses
Investment adviser and administrator fees		386,745
Shareholder service fees		96,494
Index fees		82,908
Offering costs		65,847
Professional fees		57,727
Portfolio accounting fees		48,645
Custodian fees		31,223
Shareholder reports		24,781
Transfer agent fees		22,357
Registration fees		13,196
Independent trustees' fees		8,372
Proxy fees		6,573
Interest expense		73
Other expenses	+	12,376
Total expenses		857,317
Expense reduction by CSIM and its affiliates	–	376,908
Net expenses	–	480,409
Net investment income		2,562,901
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gain tax paid of $60)		(546,420)
Net realized losses on futures contracts		(12,098)
Net realized losses on foreign currency transactions	+	(10,799)
Net realized losses		(569,317)
Net change in unrealized appreciation (depreciation) on investments		(11,237,270)
Net change in unrealized appreciation (depreciation) on futures contracts		1,334
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(984)
Net change in unrealized appreciation (depreciation)	+	(11,236,920)
Net realized and unrealized losses		(11,806,237)
Decrease in net assets resulting from operations		($9,243,336)
16    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/15-2/29/16		10/22/14*-2/28/15
Net investment income		$2,562,901	$802,053
Net realized gains (losses)		(569,317)	62,109
Net change in unrealized appreciation (depreciation)	+	(11,236,920)	5,314,577
Increase (decrease) in net assets from operations		(9,243,336)	6,178,739
Distributions to Shareholders
Distributions from net investment income		(2,655,237)	(916,331)
Distributions from net realized gains	+	—	(3,252)
Total distributions		($2,655,237)	($919,583)

Transactions in Fund Shares
		3/1/15-2/29/16		10/22/14*-2/28/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,918,394	$19,727,219	10,123,658	$103,354,738
Shares reinvested		200,489	2,071,587	69,163	719,990
Shares redeemed	+	(3,121,007)	(31,289,328)	(385,851)	(4,055,810)
Net transactions in fund shares		(1,002,124)	($9,490,522)	9,806,970	$100,018,918
Shares Outstanding and Net Assets
		3/1/15-2/29/16		10/22/14*-2/28/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,806,970	$105,278,074	—	$—
Total increase or decrease	+	(1,002,124)	(21,389,095)	9,806,970	105,278,074
End of period		8,804,846	$83,888,979	9,806,970	$105,278,074
Distributions in excess of net investment income/Net investment income not yet distributed			($28,957)		$17,433
*	Commencement of operations.
See financial notes    17

Schwab Fundamental Global Real Estate Index Fund
Financial Notes
1. Business Structure of the Fund:
Schwab Fundamental Global Real Estate Index Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
Schwab Capital Trust (organized May 7, 1993)	Schwab Large-Cap Growth Fund™
Schwab Fundamental Global Real Estate Index Fund	Schwab Small-Cap Equity Fund™
Schwab Fundamental US Large Company Index Fund	Schwab Hedged Equity Fund™
Schwab Fundamental US Small Company Index Fund	Schwab Financial Services Fund™
Schwab Fundamental International Large Company Index Fund	Schwab Health Care Fund™
Schwab Fundamental International Small Company Index Fund	Schwab ® International Core Equity Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2010 Fund
Schwab ® S&P 500 Index Fund	Schwab Target 2015 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2020 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2025 Fund
Schwab International Index Fund®	Schwab Target 2030 Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2035 Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2040 Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2045 Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2050 Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2055 Fund
Laudus International MarketMasters Fund™	Schwab ® Monthly Income Fund — Moderate Payout
Schwab Balanced Fund™	Schwab ® Monthly Income Fund — Enhanced Payout
Schwab Core Equity Fund™	Schwab ® Monthly Income Fund — Maximum Payout
Schwab Dividend Equity Fund™

Schwab Fundamental Global Real Estate Index Fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund's Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund commenced operations on October 22, 2014.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•  Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund's results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund's investments as of February 29, 2016 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Real Estate Investment Trusts: The fund may own shares of real estate investment trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from U.S. REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual U.S. REITs or realized gains on investments, respectively.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of February 29, 2016, if any, are reflected in the fund’s Statement of Assets and Liabilities.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund's prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund invests in global real estate companies, including REITs, as measured by the index. It follows those stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance may be below that of the index.
Small- and Mid-Cap Risk. Even the larger REITs and other real estate companies may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when small- and mid-cap stocks fall behind other types of investments—bonds or large-cap stocks, for instance—the fund’s small- and mid-cap holdings could reduce performance.
Real Estate Investment Risk. Due to the composition of the index, the fund will concentrate its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary receipts (ADRs), Global Depository receipts (GDRs) and European Depository receipts (EDRs), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investments in ADRs, GDRs, and EDRs may be less liquid

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
3. Risk Factors (continued):
than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund's investments in a single country or a limited number of countries represent a large percentage of the fund's assets, the fund's performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund's investments in emerging market countries which may be magnified by currency fluctuations relative to the U.S. dollar and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack-of-availability risk, valuation risk, correlation risk and tax risk. Lack-of-availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the initial amount invested. The use of derivatives, subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Exchange-Traded Fund (ETF) Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operation, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is design to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:
% of Average Daily Net Assets
First $500 million	0.40%
$500 million to $5 billion	0.38%
$5 billion to $10 billion	0.36%
Over $10 billion	0.34%
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund's paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the fund to Schwab in its capacity as the fund's paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.10%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 0.49%.
Total offering costs of approximately $102,000 paid in connection with the offering of shares of the fund are amortized on a straight line basis over 12 months from the date the fund commenced operations. CSIM has agreed to reimburse the fund for all offering costs.
CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The fund entered into a sublicense agreement with CSIM pursuant to which CSIM has agreed to sublicense certain Russell indices and trademarks to the fund. Under the sublicense agreement, the fund pays all applicable licensing fees.
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.
5. Board of Trustees:
At a Special Meeting of Shareholders on December 11, 2015, twelve individuals were elected to serve as trustees of all trusts constituting the Schwab Funds, Laudus Funds and Schwab ETFs effective January 1, 2016. The twelve individuals elected to the Board of Trustees consist of the former Schwab Funds and Laudus Funds trustees, the former Schwab ETFs trustees and three new nominees. The trustees believe that combining the composition of the Board of Trustees and adding the new nominees will further align oversight of the Schwab Funds, Laudus Funds and Schwab ETFs, among other benefits.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
5. Board of Trustees (continued):
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
6. Borrowing from Banks:
Prior to October 8, 2015, the fund had access to a committed line of credit of $150 million with State Street Bank and Trust Company (State Street), an uncommitted line of credit of $100 million with Bank of America, N.A., and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund paid an annual fee to State Street for the committed line of credit. Effective October 8, 2015, the previous lines of credit were terminated and the fund became a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), with State Street as agent, which matures on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. There were no borrowings from any of the lines of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The fair value and variation margin for futures contracts held at February 29, 2016 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 29, 2016, the month-end average contract values of futures contracts held by the fund was $95,546 and the month-end average number of contracts held was 1.
8. Purchases and Sales/Maturities of Investment Securities:
For the period ended February 29, 2016, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales/Maturities of Securities
$25,138,299	$33,570,126
9. Redemption Fee:
The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current period are:
Current Period (3/1/15-2/29/16)	Prior Period (10/22/14*-2/28/15)
$2,652	$5,119
*	Commencement of operations.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
10. Federal Income Taxes:
As of February 29, 2016, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$691,342
Undistributed long-term capital gains	—
Unrealized appreciation on investments	4,037,301
Unrealized depreciation on investments	(11,096,513)
Other unrealized appreciation (depreciation)	635
Net unrealized appreciation (depreciation)	($7,058,577)
The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales and PFICs.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 29, 2016, the fund had capital loss carryforwards of $272,182 with no expiration*.
*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 29, 2016, the fund had no capital losses deferred and no capital loss carryforwards utilized.
The tax-basis components of distributions paid during the current fiscal year were as follows:
Current period distributions
Ordinary income	$2,655,237
Long-term capital gains	—
Return of capital	—
Prior period distributions
Ordinary income	$915,589
Long-term capital gains	3,994
Return of capital	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of February 29, 2016, the fund made the following reclassifications:
Capital shares	$—
Undistributed net investment income	45,946
Net realized capital gains (losses)	(45,946)
As of February 29, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 29, 2016, the fund did not incur any interest or penalties.
11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab Fundamental Global Real Estate Index Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Fundamental Global Real Estate Index Fund (one of the funds constituting Schwab Capital Trust, hereafter referred to as the “Fund”) at February 29, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
April 15, 2016

Other Federal Tax Information (unaudited)
The fund may elect to pass on the benefits of the foreign tax credit of $152,380 to its shareholders for the period ended February 29, 2016. The respective foreign source income of the fund is $2,039,849.
For the period ended February 29, 2016, the fund designated $406,007 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2017 via IRS form 1099 of the amounts for use in preparing their 2016 income tax return.
For corporate shareholders, 0.06% of the fund's dividend distributions paid during the fiscal year ended February 29, 2016, qualify for the corporate dividends received deduction.

Shareholder Vote Results (Unaudited)
A Special Meeting of Shareholders of Schwab Capital Trust (the “Trust”) was held on December 11, 2015, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Marie A. Chandoha, Joseph R. Martinetto, Robert W. Burns, John F. Cogan, Stephen T. Kochis, David L. Mahoney, Kiran M. Patel, Kimberly S. Patmore, Charles A. Ruffel, Gerald B. Smith, and Joseph H. Wender. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	1,781,628,338.445	341,201,457.803
Marie A. Chandoha	2,069,741,484.184	53,088,312.064
Joseph R. Martinetto	2,070,394,888.403	52,434,907.845
Robert W. Burns	2,070,083,106.758	52,746,689.490
John F. Cogan	1,909,915,620.213	212,914,176.035
Stephen T. Kochis	2,067,778,859.342	55,050,936.906
David L. Mahoney	2,068,011,019.030	54,818,777.218
Kiran M. Patel	2,066,263,491.520	56,566,304.728
Kimberly S. Patmore	2,069,034,220.641	53,795,575.607
Charles A. Ruffel	2,070,448,922.775	52,380,873.473
Gerald B. Smith	2,069,060,923.296	53,768,872.952
Joseph H. Wender	2,065,502,834.216	57,326,962.032

Trustees and Officers
The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 96 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	96	Director, PS Business Parks, Inc. (2005 – 2012).
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	96	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	96	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	96	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	96	Director, KLA-Tencor Corporation (2008 – present)

Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	96	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	96	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	96	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	96	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	96	Director, The Charles Schwab Corporation (2008 – present)

Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	96	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	96	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust and Laudus Institutional Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones U.S. Select REIT Index  A float-adjusted market capitalization weighted index comprised of real estate investment trusts (REITs).
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index  An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index constituents are from developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not residents in the same country as the remitting company and who do not benefit from double taxation treaties. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index  A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell Fundamental Global Select Real Estate Index  An index that ranks and weights global real estate securities by three fundamental measures of company size—adjusted sales, retained operating cash flow and dividends plus buybacks—rather than by market capitalization. Fundamental scores are created using the members of the Russell Fundamental Global Index classified as Real Estate or Real Estate Investment Trusts according to the Russell Global Sectors classification scheme. Mortgage and Timber REITs are excluded. Securities are ranked by each fundamental factor, and individual factor weights are averaged to determine overall fundamental weights. Once the index has been created it is rebalanced quarterly using a tranche methodology. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•  APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•  when we use other companies to provide services for us, such as printing and mailing your account statements;
•  when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2016 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.
Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.
The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Financial Services Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack All Equity Portfolio™
Schwab MarketTrack Growth Portfolio™
Schwab MarketTrack Balanced Portfolio™
Schwab MarketTrack Conservative Portfolio™
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout
Bond Funds
Schwab Short-Term Bond Market Fund™
Schwab Intermediate-Term Bond Fund™
Schwab Total Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.
[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although many seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-800-435-4000
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2016 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR85263-01
00162649

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of thirty-eight series. One series has a fiscal year-end of February 28, whose annual financial statements are reported in Item 1, thirty-four series have a fiscal year-end of October 31, and three series have a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the thirty-eight series live during 2016 and 2015, based on their respective 2015/2016 and 2014/2015 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2015/2016	Fiscal Year 2014/2015	Fiscal Year 2015/2016	Fiscal Year 2014/2015	Fiscal Year 2015/2016	Fiscal Year 2014/2015	Fiscal Year 2015/2016	Fiscal Year 2014/2015
$1,275,248	$1,419,234	$0	$0	$129,645	$101,456	$12,838	$19,357

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e)	(1)	Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

	(2)	There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2015/2016: $142,483	2014/2015: $120,813

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.

(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	4/12/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	4/12/16

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	4/5/16